CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 1999, in Amendment No. 4 to the Registration Statement (Form SB-2) and the related Prospectus of Tech Laboratories, Inc.



                                              /s/ Charles J. Birnberg
                                              ----------------------------------
                                              Charles J. Birnberg



Hackensack, New Jersey
January 11, 2000